FIRST AMENDMENT TO
                 AMENDED AND RESTATED BUSINESS LOAN AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT ("First Amendment"), made October 1, 1997, but effective September 21, 1997 ("Effective Date"), by and between AGREE LIMITED PARTNERSHIP, a Delaware limited partnership, whose address is 31850 Northwestern Highway, Farmington Hills, Michigan 48334 (the "Borrower") and MICHIGAN NATIONAL BANK, a national banking association, whose address is 27777 Inkster Road (10-02), Farmington Hills, Michigan 48333-9065 (the "Bank"). Capitalized terms used but not defined in this First Amendment shall have the meaning assigned to such terms in the Restated Agreement (as defined below).

                                   RECITALS

         WHEREAS, Borrower and Bank entered into an Amended and Restated Business Loan Agreement dated September 30, 1996, but effective September 21, 1996 ("Restated Agreement"), whereby Bank agreed to make a $5,000,000 Line of Credit Loan ("Loan") available to Borrower;

         WHEREAS, the Loan has matured; and

         WHEREAS, Borrower has requested Bank to extend the maturity date of the Loan and modify and amend certain terms of the Restated Loan Agreement to evidence the extension of the Loan and Bank has agreed to do so upon the terms and condition of this First Amendment.

                                  AGREEMENT

         NOW, THEREFORE, in consideration of and in reliance upon the foregoing recitals of fact and the agreements among the parties set forth in this Agreement, the Restated Agreement is hereby amended as follows:

A.       AMENDMENT OF RESTATED AGREEMENT.

         1. Amendment of Section I. The INTEREST RATE, MATURITY DATE AND LOAN DATE set forth in Section I of the Restated Agreement are changed to read "MNB Prime or 200 b.p. (2.00%) in excess of 1-month LIBOR", "September 21, 1998" and "September 21, 1997", respectively.

         2. Amendment of Section III.P. Section III.P. is restated in its entirety to read as follows:

                  "P. Borrower's Operations. Operations of Borrower shall be limited to the acquisition, ownership and management of retail shopping centers and related business activities."



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         3. Amendment of Section IX. Section IX of the Restated Agreement is
amended by adding the following definition to Section IX:

                  "Adjusted Net Worth" should mean the sum of (i) total stockholder's equity of Borrower and Guarantor on a consolidated basis determined in accordance with GAAP as of the end of each fiscal quarter of Borrower and Guarantor, and (ii) the percentage of the cumulative amount of quarterly depreciation and amortization expenses of Borrower and Guarantor equal to the ownership percentage of Guarantor in Borrower, beginning with the quarter ended September 30, 1995.

         4. Amendment of Section VII.A.(2) of Addendum. Section VII.A.(2) of the Addendum to the Restated Agreement is restated in its entirety to read as follows:

                  "For a LIBOR Advance at a rate equal to the LIBOR Interest Rate plus Two (2.00%) Percent.

         5. Amendment of Section VII.C.(2) of Addendum. Section VII.C.(2) of the Addendum to the Restated Agreement is restated in its entirety to read as follows:

                  "For each LIBOR Advance at a rate equal to the LIBOR Interest Rate plus Four (4.00%) Percent from the time of default in payment of principal until the end of the then current Interest Period therefore, and thereafter at a rate equal to the Prime Rate plus Two (2.00%) Percent.

         6. Amendment of Section III.A.2. Section III.A.2. is restated in its entirety to read as follows:

                  "Maintain an Adjusted Net Worth of not less than $23,092,200.00 plus 90% of the cash proceeds of any equity offering of Agree Realty Corporation, net of underwriting discounts and commissions and other reasonable costs associated therewith."

         7. Revised Exhibit B. Exhibit B to the Restated Agreement is restated in its entirety to read as set forth in Revised Exhibit B attached hereto.

B.       REPRESENTATIONS AND WARRANTIES.

         Borrower represents, warrants, covenants and agrees that as of the Effective Date and the date hereof, after giving effect to the consummation of the transactions contemplated by this First Amendment:

         1. Authority. Each of Borrower and Guarantor, as applicable, has full power, authority and legal right to enter into the First Amendment and the Note (as defined

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below). The execution, delivery and performance by Borrower and Guarantor of the applicable First Amendment documents:

                           (a) have been duly authorized by all necessary partnership or corporate action, as applicable, of Borrower and Guarantor;

                           (b) do not and will not, by lapse of time, the giving of notice or otherwise, contravene the terms of Borrower's or Guarantor's respective partnership agreement or certificate, articles of incorporation or bylaws or of any indenture, agreement or undertaking to which Borrower or Guarantor is a party or by which Borrower or Guarantor is or any of their respective property are bound;

                           (c) do not and will not require any governmental consent, registration or approval;

                           (d) do not and will not, by lapse of time, the giving of notice or otherwise, contravene any material contractual or governmental restriction to which Borrower or Guarantor, or any of their respective property may be subject; and

                           (e) do not and will not, except as contemplated herein, result in the imposition of any lien, charge, security interest or encumbrance upon any property of Borrower or Guarantor under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which Borrower or Guarantor is a party or by which Borrower or Guarantor or any of their respective property may be bound or affected.

         2. Binding Effect. Each of the First Amendment documents is the legal, valid and binding obligation of Borrower and Guarantor, as appropriate, and is enforceable against Borrower and Guarantor, as appropriate, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles (whether or not any action to enforce such document is brought at law or in equity).

         3. Agreement Representations and Warranties. The warranties and representations of Borrower contained in the Restated Agreement and the Related Documents are true, correct and complete on and as of the Effective Date and the date hereof, to the same extent as though made on and as of that date, and taking into account any revised Exhibits attached to this First Amendment.

         4. Default. Upon closing of the First Amendment transaction, no Event of Default or Default has occurred and is continuing.



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C.       CONDITIONS TO CLOSING.

         In addition to those conditions set forth elsewhere in the Agreement, the obligations of Bank under this First Amendment are conditioned upon (a) the fulfillment, in a manner satisfactory to Bank on or before the date hereof, of each of the following terms and conditions or (b) the delivery on or before the date hereof, duly executed, in form and substance satisfactory to Bank (and their counsel) of the following documents, as the case may be:

         1. First Amendment Documents.


         (a) First Amendment. Borrower and Guarantor shall have executed and delivery this First Amendment to Bank.

         (b) Third Amended and Restated Note. Borrower shall have executed and delivered the Third Amended and Restated Note ("Note").

         (c) Other Agreements. Borrower shall have executed and delivered to Bank such other agreements and documents in connection with the Loan as Bank may request in form and substance satisfactory to Bank and its counsel.

         2. Organizational Documents. Bank shall have received (i) with respect to Guarantor, the certificate of incorporation of Guarantor, as amended, modified or supplemented to the date hereof, certified to be true, correct and complete by the appropriate Secretary of State, together with a good standing certificate from such Secretary of State, and (ii) with respect to Borrower, the agreement of limited partnership of Borrower, as amended, modified or supplemented to the date hereof, certified to be true, correct and complete by a general partner of Borrower, together with a copy of the certificate of limited partnership of Borrower, as amended, modified or supplemented to the date hereof, certified to be true, correct and complete by the appropriate Secretary of State.

         3. Certified Resolutions. Bank shall have received a certificate of the secretary or assistant secretary of Guarantor and dated the date hereof, certifying (i) the names and true signatures of the incumbent officers of Guarantor authorized to sign the applicable First Amendment documents and
(ii) the resolutions of Guarantor's board of directors approving and authorizing the execution, delivery and performance of all First Amendment documents executed by Guarantor.

         4. Additional Matters. Bank shall have received such other certificates, opinions, documents and instruments relating to the First Amendment transaction as may have been reasonably requested by Bank, and all corporate and other proceedings and all other documents and all legal matters in connection with the First Amendment transaction shall be satisfactory in form and substance to Bank.

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D.       AMENDMENT AND AFFIRMATION OF LOAN DOCUMENTS.

         1. Affirmation of Loan Documents. Borrower and Guarantor acknowledge and affirm that (i) the Restated Agreement, as amended by the First Amendment, the Mortgages, the Assignments and the Guaranty are enforceable against the Borrower and Guarantor, as applicable, and remain in full force and effect and shall be unamended, unchanged and unmodified, except as specifically set forth in the First Amendment; and (ii) the Collateral and the Guaranty shall continue to secure and/or guaranty the repayment of the Obligations, whether or not the Obligations were contemplated by Borrower, Guarantor or Bank at the time of the execution of the Restated Agreement and the Related Documents, as amended hereby.

E.       MISCELLANEOUS.

         1. Section Titles. The section titles contained in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

         2. Parties. Whenever in this First Amendment reference is made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the successors and assigns of the Borrower, Guarantor and Bank.

         3. References. Any reference to the Restated Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this First Amendment shall be deemed to include this First Amendment unless the context shall otherwise require.

         4. Continued Effectiveness. Notwithstanding anything contained herein, the terms of this First Amendment are not intended to and do not serve to effect a novation as to the Restated Agreement. The parties hereto expressly do not intend to extinguish the Restated Agreement; instead, it is the express intention of the parties hereto to reaffirm Borrower's Obligations created under the Restated Agreement, as amended by this First Amendment.

         5. Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         6. Release of Claims; Limitation of LiabilityIn consideration of Bank entering into this First Amendment, Borrower and Guarantor do each hereby release and discharge Bank of and from any and all claims, harm, injury, and damage of any and every kind, known or unknown, legal or equitable, which Borrower or Guarantor have against Bank through the date of this First

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Amendment. Borrower and Guarantor confirm to Bank that they have reviewed the effect of this release with competent legal counsel of their choice, or have been afforded the opportunity to do so, prior to execution of this First Amendment and each acknowledge and agree that Bank is relying upon this release in entering into this First Amendment. No claim may be made by Borrower, Guarantor, or any other Person against Bank or the affiliates, directors, officers, employees, attorneys or Bank of any of such Persons for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by the Agreement or any other transactions, or any act, omission or event occurring in connection therewith; and Borrower and Guarantor hereby waive, release and agree not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         7. Entire Agreement. This First Amendment, the exhibits attached hereto, and the other First Amendment documents represent the entire agreement between the parties hereto relating to the First Amendment and may not be altered or modified in any respect, except upon the execution by the parties hereto of a written document or instrument so providing.

         IN WITNESS WHEREOF, this First Amendment has been duly executed as of the day and year first above written.

                                          AGREE LIMITED PARTNERSHIP,
                                          a Delaware limited partnership

                                          By:  AGREE REALTY CORPORATION,
                                               its sole general partner,
                                               a Maryland corporation

                                               By:/s/ Richard Agree
                                               --------------------
                                                      Name:  Richard Agree
                                                      Title:  President

                                          AGREE REALTY CORPORATION,
                                          a Maryland corporation

                                          By:/s/ Richard Agree
                                             --------------------
                                                      Name: Richard Agree
                                                      Title:  President

                                          MICHIGAN NATIONAL BANK,
                                          a national banking association,
                                          as Bank and as Lender

                                          By:
                                             --------------------------------
                                                      Name:  Sheila E. Maples
                                                      Title:  Vice President

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                            AGREEMENT OF GUARANTOR

By executing this First Amendment the undersigned "Guarantor" agrees that the Indebtedness of Borrower is and, notwithstanding this First Amendment, will continue to be guaranteed to Bank in accordance with the terms of the Amended and Restated Guaranty made September 30, 1996 ("Guaranty") and executed and delivered by Guarantor to Bank, without limit. In addition, Guarantor: (1) acknowledges and agrees that the Guarantor has completely read and understands this First Amendment; (2) consents to all of the provisions of this First Amendment relating to Borrower; (3) acknowledges and agrees that the Guaranty continues in full force and effect; (4) acknowledges receipt of good and lawful consideration for execution of the Guaranty and this First Amendment; (5) agrees promptly to furnish such Financial Statements to Bank concerning the Guarantor as Bank shall reasonably request; (6) agrees to all of those portions of this First Amendment which apply to Guarantor; (7) acknowledges and agrees that this First Amendment has been freely executed without duress and after an opportunity was provided to Guarantor for review of this First Amendment by competent legal counsel of Guarantor's choice; and
(8) acknowledges that the Bank has provided Guarantor with a copy of this First Amendment and such other Related Documents as Guarantor has requested.


                                          GUARANTOR:

                                          AGREE REALTY CORPORATION,
                                          a Maryland corporation


                                          By:/s/ Richard A. Agree
                                          -----------------------
                                                   Richard A. Agree
                                          Its:     President





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         REVISED EXHIBIT B

         Permitted Encumbrances

First mortgage liens and related security interests have been granted to the following lenders on the projects described below:


A.       Nationwide Insurance Company

         1.      Charlevoix Commons

         2.      Chippewa Commons

         3.      Marshall Plaza II

         4.      Petoskey Town Center

         5.      Plymouth Commons

         6.      Rapids Associates

         7.      Shawano Plaza

B.       Travelers Indemnity

         1.      North Lakeland Plaza

C.       American United Life

         1.      Winter Garden Plaza

D.       Michigan National Bank

         1.      Perrysburg Plaza

E.       Michigan National Bank, NBD Bank and LaSalle National Bank

         1.      The properties listed on Exhibit A to this Agreement.

         2.      Norman, Oklahoma Borders

         3.      Monroeville, Pennsylvania Borders

         4.      Monroeville, Pennsylvania TGI Fridays